Consolidated Statement of Changes in Equity - Analysis of Other Reserves (Parenthetical) $ in Millions		12 Months Ended
		Dec. 31, 2025 USD ($)	Dec. 31, 2024 USD ($)		Dec. 31, 2023 USD ($)
Consolidated Statement of Changes in Equity
Net gain/(loss) on cash flow hedge	[1]	$ (31)	$ 35	[2]	$ 4	[2]
Gain (loss) from effective portion of changes in fair value		64	(65)		(36)
Amount of reclassification to the cost of acquisition		0	0		0
Amount of reclassification due to changes in foreign exchange rates		$ (95)	$ 100		$ 40

[1]	$31m net loss (2024: $35m net gain; 2023: $4m net gain) on cash flow hedge includes a $64m gain (2024: $65m loss; 2023: $36m loss) from the effective portion of changes in fair value, and a $95m loss (2024: $100m gain; 2023: $40m gain) reclassification to the income statement due to changes in foreign exchange rates.
[2]	Refer to foreign currency translation in material accounting policies section.